

                          NEW ENGLAND BANCSHARES, INC.
                      AND WINDSOR LOCKS COMMUNITY BANK, FSL
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                 COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2003
                                                  (IN THOUSANDS)

                                                                HISTORICAL
                                                      --------------------------------
                                                                           WINDSOR
                                                           NEW              LOCKS
                                                         ENGLAND          COMMUNITY          PRO FORMA          PRO FORMA
                                                        BANCSHARES           BANK           ADJUSTMENTS          COMBINED
                                                      ---------------     ------------     ---------------      -------------
ASSETS:
Cash and cash equivalents .......................          $ 15,388          $ 4,648         $   --              $ 20,036
Securities ......................................            43,399           15,719           (106)(B)            59,012
Loans, net ......................................            97,712           16,472            704 (B)           114,888
Accrued interest receivable .....................               588              178             --                   766
Premises and equipment, net .....................             2,450              416            (50)(B)             2,816
Core deposit intangible .........................                --               --            481 (B)               481
Goodwill ........................................                --               --            929 (C)               929
Other assets ....................................             4,928              304             --                 5,232
                                                      ---------------     ------------     ---------------      -------------
        Total assets ............................          $164,465          $37,737         $ 1,958              $204,160
                                                      ===============     ============     ===============      =============


LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits ........................................          $131,806         $35,142         $   307 (B)          $167,255
FHLB advances ...................................             7,541              --              --                 7,541
Advance payments by borrowers for taxes and
   insurance ....................................               300             135              --                   435
Unfunded pension liability ......................                --              --              90 (B)                90
Deferred tax liability ..........................                --              --             246 (B)               246
Other liabilities ...............................             1,528             142              --                 1,670
                                                      ---------------     ------------     ---------------      -------------
        Total liabilities .......................           141,175          35,419             643               177,237
                                                      ---------------     ------------     ---------------      -------------
Common stock ....................................                21              --               2 (F)                23
Additional paid-in capital ......................             9,075              --           3,631 (E)(F)         12,706
Retained earnings ...............................            15,484           2,203          (2,203)(E)            15,484
Unearned ESOP shares ............................              (666)             --              --                  (666)
Unearned shares, stock-based incentive plan .....              (487)             --              --                  (487)
Accumulated other comprehensive income (loss)....              (137)            115            (115)(E)              (137)
                                                      ---------------     ------------     ---------------      ------------
         Total stockholders' equity .............            23,290           2,318           1,315                26,923
                                                      ---------------     ------------     ---------------      ------------
         Total liabilities and stockholders'
             equity .............................          $164,465         $37,737         $ 1,958              $204,160
                                                      ===============     ============     ===============      ============

            See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.





                          NEW ENGLAND BANCSHARES, INC.
                      AND WINDSOR LOCKS COMMUNITY BANK, FSL
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003
                                 (IN THOUSANDS)



                                                                         HISTORICAL
                                                              -----------------------------------
                                                                                       WINDSOR
                                                                                        LOCKS
                                                                 NEW ENGLAND          COMMUNITY         PRO FORMA        PRO FORMA
                                                                 BANCSHARES             BANK           ADJUSTMENTS        COMBINED
                                                              ---------------     ---------------    --------------    -------------
Interest and dividend income:
    Interest and fees on loans .............................      $  3,407              $ 561           $ (36)(D)      $  3,932
    Investment and mortgage-backed securities ..............           649                306              10 (D)           965
    Other ..................................................            45                 --              --                45
                                                              ---------------     ---------------    --------------    -------------
        Total interest and dividend income .................         4,101                867             (26)            4,942
                                                              ---------------     ---------------    --------------    -------------
Interest expense:
    Deposits and advanced payments by borrowers for taxes
         and insurance .....................................         1,264                263             (52)(D)         1,475
    Federal Home Loan Bank advances ........................           158                 --              --               158
                                                              ---------------     ---------------    --------------    -------------
         Total interest expense ............................         1,422                263             (52)            1,633
                                                              ---------------     ---------------    --------------    -------------
         Net interest and dividend income ..................         2,679                604              26             3,309
Provision for loan losses ..................................           120                 --              --               120
                                                              ---------------     ---------------    --------------    -------------
         Net interest and dividend income
             after provision for loan losses ...............         2,559                604              26             3,189
                                                              ---------------     ---------------    --------------    -------------
Noninterest income:
     Service charges on deposit accounts ...................           112                 41              --               153
     Gain on sales of available-for-sale securities ........            38                 --              --                38
     Other income ..........................................            92                  3              --                95
                                                              ---------------     ---------------    --------------    -------------
          Total noninterest income .........................           242                 44              --               286
                                                              ---------------     ---------------    --------------    -------------
Noninterest expense:
     Compensation and benefits .............................         1,318                306              --             1,624
     Office occupancy and equipment ........................           336                123              --               459
     Advertising and promotion .............................            52                 17              --                69
     Professional fees .....................................           125                  6              --               131
     Amortization of core deposit intangible ...............            --                 --              24 (D)            24
     Other expense .........................................           516                 66              --               582
                                                              ---------------     ---------------    --------------    -------------
          Total noninterest expense ........................         2,347                518              24             2,889
                                                              ---------------     ---------------    --------------    -------------
           Income before income tax expense ................           454                130               2               586
Income tax expense .........................................           138                 43              --               181
                                                              ---------------     ---------------    --------------    -------------
           Net income ......................................      $    316              $  87           $   2          $    405
                                                              ===============     ===============    ==============    =============

            See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.


                          NEW ENGLAND BANCSHARES, INC.
                     AND WINDSOR LOCKS COMMUNITY BANK, FSL
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2003
                                 (IN THOUSANDS)



                                                                 HISTORICAL
                                                          -------------------------------
                                                           NEW ENGLAND    WINDSOR LOCKS       PRO FORMA      PRO FORMA
                                                            BANCSHARES    COMMUNITY BANK     ADJUSTMENTS      COMBINED
                                                          ------------   ----------------   -------------   ------------
Interest and dividend income:
   Interest and fees on loans............................   $ 6,518        $ 1,263            $  (70)(D)     $  7,711
   Investment and mortgage-backed securities.............     1,714            817                21 (D)        2,552
   Other.................................................       122             --                --              122
                                                           ---------       --------           ----------     ----------
       Total interest and dividend income................     8,354          2,080               (49)          10,385
                                                           ---------       --------           ----------     ----------
Interest expense:
   Deposits and advanced payments by borrowers for
       taxes and insurance...............................     3,055            723              (102)(D)        3,676
   Federal Home Loan Bank advances.......................       291             --                --              291
                                                           ---------       --------           ----------     ----------
       Total interest expense............................     3,346            723              (102)           3,967
                                                           ---------       --------           ----------     ----------
       Net interest and dividend income..................     5,008          1,357                53            6,418
Provision for loan losses................................       240             --                --              240
                                                           ---------       --------           ----------     ----------
       Net interest and dividend income
         after provision for loan losses.................     4,768          1,357                53            6,178
                                                           ---------       --------           ----------     ----------
Noninterest income:
   Service charges on deposit accounts...................       221             62                --              283
   Gain (loss) on sales of available-for-sale securities.        78            (11)               --               67
   Other income..........................................       172             25                --              197
                                                           ---------       --------           ----------     ----------
       Total noninterest income..........................       471             76                --              547
                                                           ---------       --------           ----------     ----------
Noninterest expense:
   Compensation and benefits.............................     2,354            564                --            2,918
   Office occupancy and equipment........................       590            159               (50)(D)          699
   Advertising and promotion.............................       162             54                --              216
   Professional fees.....................................       239             37                --              276
   Amortization of core deposit intangible...............        --             --                48 (D)           48
   Other expense.........................................       880            304                --            1,184
                                                          ----------       --------           ----------     ----------
       Total noninterest expense.........................     4,225          1,118                (2)           5,341
                                                          ----------       --------           ----------     ----------
       Income before income tax expense..................     1,014            315                55            1,384
Income tax expense.......................................       306            133                21 (D)          460
                                                          ----------       --------           ----------     ----------
       Net income........................................   $   708        $   182            $   34         $    924
                                                          ==========       ========           ==========     ==========

             See Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements.

             NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                          COMBINED FINANCIAL STATEMENTS

A.       BASIS OF PRESENTATION

         The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position or results of operation that would have resulted had the merger been consummated as of or for the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

         The unaudited pro forma consolidated financial information reflects the application of the purchase method of accounting. Under this method, the assets and liabilities of Windsor Locks Community Bank will be recorded at their estimated fair values at the effective time. As described in the accompanying notes, the estimated fair values of the assets and liabilities of Windsor Locks Community Bank have been combined with the historical carrying amounts of the assets and liabilities of New England Bancshares and subsidiaries. However, changes to pro forma adjustments reflected herein are expected as valuations of assets and liabilities are completed and additional information becomes available. Accordingly, the final combined amounts will differ from the pro forma combined amounts presented herein.

         The unaudited pro forma consolidated condensed combined statement of operations for the six months ended September 30, 2003 give effect to the merger as if the merger had been consummated on April 1, 2003. The unaudited pro forma consolidated condensed combined statement of operations for the year ended March 31, 2003 give effect to the merger as if the merger occurred on April 1, 2002. The unaudited pro forma consolidated condensed combined balance sheet assumes the merger was consummated on September 30, 2003. Certain reclassifications have been included in the unaudited pro forma consolidated condensed combined balance sheet and unaudited pro forma consolidated condensed combined statements of operations to conform the presentation.

         Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma consolidated condensed combined financial statements are summarized as follows:

         Estimated fair values for the assets and liabilities of Windsor Locks Community Bank were obtained as follows:

                  CASH AND CASH EQUIVALENTS. The carrying amounts of cash and cash equivalents approximate their fair value.

                  INVESTMENT AND MORTGAGE-BACKED SECURITIES. Fair values for securities are based on quoted market prices.

                  STOCK IN FEDERAL HOME LOAN BANK AND OTHER RESTRICTED EQUITY SECURITIES. No ready market exists for these stocks and they have no quoted market value; however, redemption of these stocks has historically been at par value. Accordingly, the carrying amount is deemed to be a reasonable estimate of fair value.

                  LOANS. Fair values for loans held for investment and other loans are estimated by segregating the portfolio by type of loan and discounting scheduled cash flows using interest rates currently being offered for loans with similar terms. A prepayment assumption is used as an estimate of the portion of loans that will be repaid prior to their scheduled maturity. The allowance for loan losses as recorded is deemed to be a reasonable estimate of the credit adjustment.

                  OFFICE PROPERTIES AND EQUIPMENT. The fair value of office properties is estimated based on an independent appraisal. The book value of equipment is deemed to be a reasonable estimate of fair value.

                  DEPOSITS. The fair values disclosed for demand deposits (e.g., interest and noninterest checking, passbook savings and market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). Fair values for fixed-rate certificate accounts are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on certificate accounts.

                  IDENTIFIABLE INTANGIBLE ASSETS. A fair value for the core deposit intangible asset was estimated by calculating a 2.77% premium on core deposits of $17.3 million.

                  OTHER ASSETS AND OTHER LIABILITIES. Because these financial instruments will typically be received or paid within three months, the carrying amounts of such instruments are deemed to be a reasonable estimate of fair value.

         The discount on investments will be accreted to interest income over five years so as to approximate the interest method; the premium on loans will be amortized to interest income over three to ten years so as to approximate a constant yield to maturity. The fair market value adjustment for deposits will be accreted to interest expense over three years so as to approximate a constant yield to maturity. The decrease in premises to fair value will be accreted over a one-year period as a reduction to expense.

B.       PURCHASE ACCOUNTING ADJUSTMENTS

Purchase accounting adjustments are estimated as follows (In thousands):

         Decrease value of investments . . . . . . . . . . . . . . . .  $  (106)
         Decrease value of building . . . . . . . . . . . . . . . . ..      (50)
         Increase value of loans . . .  . . . . . . . . . . . . . . ..      704
         Increase liability for term deposits  . . . . . . . . . . . .     (307)
         Increase pension liability . . . . . . . . . . . . . . . . ..      (90)
         Core deposit intangible recorded . . . . . . . . . . . . . ..      481
         Deferred tax liability . . . . . . . . . . . . . . . . . . ..     (246)
                                                                          -----
                  Total . . . . . . . . . . . . . . . . . . . . . . ..      386
         Equity of Windsor Locks . . . . . . .. . . . . . . . . . . ..    2,318
                                                                         -------
                  Total fair value of net assets acquired .  . . . . .  $ 2,704
                                                                        ========

Refinements to the foregoing estimates may occur subsequent to the completion of the merger.

C.       CALCULATION OF GOODWILL

         Excess of cost over the fair value of net assets acquired for the merger was calculated as follows (In thousands):

         Cost  . . . . . . . . . . . . . . . . . . . .. . . . . . . . . $ 3,350
         Business combination costs . . . . . . . . . . . . . . . . . .     283
                                                                        --------
            Total cost . . . . . . . . . . . . . . . . . . . . . . . ..   3,633
         Fair value of net assets acquired . . . . . . . . . . . . . ..  (2,704)
                                                                        --------
         Total excess of cost over the fair value of net
           assets acquired . . . . . . . . . . . . . . . . . . . . . .. $   929
                                                                        ========

D.       PRO FORMA INCOME STATEMENT ADJUSTMENTS

Pro forma income statement adjustments that were calculated for the merger are as follows (In thousands):


                                                                FOR THE YEAR         FOR THE SIX MONTHS
                                                               ENDED MARCH 31,       ENDED SEPTEMBER 30,
                                                                   2003                     2003
                                                              INCOME (EXPENSE)        INCOME (EXPENSE)
                                                             ------------------     ---------------------
Accretion of discount on investments . . . . . . . . . . ..      $   21                      $ 10
Amortization of premium on loans receivable . . . . . . . .         (70)                      (36)
Accretion of fair value adjustment for building . . . . . .          50                        --
Accretion of fair value adjustment for term deposits . . ..         102                        52
Income tax expense . . . . . . . . . . . . . . . . . . . ..         (21)                       --
Amortization of core deposit intangible asset . . . . . . .         (48)                      (24)
                                                                 --------                    ------
Total adjustments . . . . . . . . . . . . . . . . . . . . .      $   34                      $  2
                                                                 ========                    ======

         Income tax expense is adjusted using a combined effective tax rate of 39%.

         The following table summarizes the estimated net future impact of the amortization of the purchase accounting adjustments made in connection with the merger on our results of operations (In thousands):

                                                       NET INCREASE (DECREASE)
              FISCAL YEARS ENDED                            IN NET INCOME
                  MARCH 31,                              OF AMORTIZED AMOUNTS
             ------------------                        -----------------------

             2004 . . . . . . . . . . . . . .. ..                $  (3)
             2005 . . . . . . . . . . . . . . . .                   (3)
             2006 . . . . . . . . . . . . . . . .                   59
             2007 . . . . . . . . . . . . . . . .                   59
             2008 . . . . . . . . . . . . . . . .                   72
             2009 and thereafter . . . . . . . ..                  289

E.       TRANSFER OF CAPITAL.

         Amounts reclassed from Retained Earnings and Accumulated Other Comprehensive Income represent recognized value of Windsor Locks.

F.       ISSUANCE OF SHARES TO ENFIELD MUTUAL HOLDING COMPANY.

         Based on the average closing price of common stock of $17.75 per share, the issuance of 188,732 shares of common stock of New England Bancshares, Inc., $.01 par value, is reflected by an increase of $1,887 to common stock and a decrease of $1,887 to additional paid-in capital.

G.       EARNINGS PER SHARE.

         When presented, basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Because the initial stock offering by New England Bancshares was not completed until June 4, 2002, per share earnings data is not meaningful and is therefore not presented.